BLACKROCK FUNDS II

BlackRock Multi-Asset Income Portfolio

(the “Fund”)

Supplement dated March 15, 2019 to the

Statement of Additional Information dated November 28, 2018, as supplemented to date

Effective immediately, the following change is made to the Fund’s Statement of Additional Information:

The chart listing investments and investment strategies in the section entitled “Part I: Investment Objectives and Policies” is amended to reflect that the Fund may invest in contracts for difference, as follows:

Multi-Asset Income Portfolio
Contracts for Difference	X

Shareholders should retain this Supplement for future reference.

SAI-MAIP-0319SUP